Exhibit 99.1

Procore Announces Third Quarter 2021 Financial Results

Revenue Accelerates to 30% Year-Over-Year Growth

CARPINTERIA, CA – Nov. 4, 2021 -- Procore Technologies, Inc. (NYSE: PCOR), a leading provider of construction management software, today announced financial results for the third quarter ended September 30, 2021.

“Over the last 90 days, we continued to reduce risk and unlock growth for our customers as we advanced both our short and long term objectives,” said Tooey Courtemanche, Founder, President and CEO of Procore. “We recently acquired Levelset and LaborChart, to better tackle two of construction’s greatest challenges — getting paid faster and optimizing labor.”

“We are pleased with our third quarter performance and remain excited about our long-term opportunity to digitize construction,” said Paul Lyandres, CFO of Procore. “Our recent acquisitions to combine project data, workforce data and risk intelligence will ultimately enable us to solve more of our customers’ challenges over time.”

Third Quarter 2021 Financial Highlights:

•	Revenue was $132 million, an increase of 30% year-over-year.
•	GAAP gross margin was 83% and non-GAAP gross margin was 84%.
•	GAAP operating margin was (38%) and non-GAAP operating margin was (4%).
•	Operating cash flow for the third quarter was $15.1 million.
•	Free cash flow for the third quarter was $6.5 million.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Third Quarter 2021 Business Highlights:

•	Added 456 net new customers in the third quarter, ending with a total of 11,605 customers.
•	Announced a number of innovations to the Procore platform related to our global focus and enhancements within preconstruction.
•

In the G2 2021 Fall Report, we maintained our leadership status across construction management, construction project management, bid management, construction ERP, construction drawing management, and construction accounting.

•	Announced our entry into a definitive agreement to acquire Levelset (acquisition closed in Q4).

Fourth Quarter and Full Year 2021 Outlook:

Procore is providing the following guidance for the fourth quarter and full year 2021:

•	Fourth Quarter 2021 Outlook:
o	Revenue is expected to be in the range of $136 million to $138 million.
▪	Including $1 million from Levelset
▪	LaborChart not expected to provide material revenue contribution
o	Non-GAAP operating margin is expected to be in the range of (14%) to (15%).
▪	Including 400 basis points of headwind from acquisitions of Levelset and LaborChart
•	Full Year 2021 Outlook:
o	Revenue is expected to be in the range of $505 million to $507 million.
▪	Including $1 million from Levelset
▪	LaborChart not expected to provide material revenue contribution
o	Non-GAAP operating margin is expected to be in the range of (6%) to (7%).
▪	Including 100 basis points of headwind from acquisitions of Levelset and LaborChart

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Procore’s future GAAP financial results.

Quarterly Conference Call

Procore Technologies, Inc. will hold a conference call to discuss its third quarter results at 2:00 p.m., Pacific Time, on Thursday, November 4, 2021. A live audio webcast will be accessible on Procore's investor relations website at http://investors.procore.com.

Forward-Looking Statements

Statements Procore makes in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” "outlook", “seeks,” “should,” “will,” and variations of such words or similar expressions.

Procore intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are making this statement for purposes of complying with those safe harbor provisions.

This press release contains forward-looking statements about Procore and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including, but not limited to, statements regarding the expected performance of Procore’s business and objectives of management for future operations, are forward-looking statements. Procore has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that Procore believes may affect its business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors that could cause results to differ materially from Procore’s current expectations. You should not place undue reliance on Procore’s forward-looking statements. Procore assumes no obligation to update any forward-looking statements to reflect events or circumstances that exist or change after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Procore believes that the use of certain non-GAAP financial measures as described below, when taken collectively, is helpful to investors because it provides consistency and comparability with past financial performance, and may assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Operating Expenses, Non-GAAP Loss from Operations, Non-GAAP Operating Margin, Non-GAAP Net Loss and Non-GAAP Net Loss per Share:  Procore defines these non-GAAP financial measures as the respective GAAP measures, excluding stock-based compensation expense, amortization of acquired technology intangible assets, employer payroll tax related to employee stock transactions, acquisition-related expenses, and restructuring-related charges. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by total revenue. Non-GAAP operating margin is the ratio calculated by dividing non-GAAP loss from operations by total revenue.

Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company's non-cash expenses, Procore believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for meaningful comparisons between its operating results from period to period. The expense related to amortization of acquired intangible assets is dependent upon estimates and assumptions, which can vary significantly and are unique to each asset acquired; therefore, Procore believes non-GAAP measures that adjust for the amortization of acquired intangible assets provide investors a consistent basis for comparison across accounting periods. The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Procore’s control and that do not correlate to the operation of the business. When evaluating the performance of its business and making operating plans, Procore does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on overall stockholder dilution than the accounting charges associated with such grants). Additionally, acquisition-related expenses, such as transaction costs and retention payments, are expenses that are not necessarily reflective of operational performance during a period. Procore believes that the exclusion of acquisition-related expenses provides for a useful comparison of our operating results to prior periods and to its peer companies, which commonly exclude these expenses. Overall, Procore believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Procore's own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to information provided by other companies in Procore's industry, as other companies in the industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on Procore's reported financial results. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Procore's business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Procore's business.

Free Cash Flow: Procore defines free cash flow as net cash provided by operating activities, less purchases of property and equipment and capitalized software development costs. Procore believes free cash flow is an important liquidity measure of the cash (if any) that is available, after our operating activities and capital expenditures. Procore uses free cash flow in conjunction with traditional GAAP measures to assess its liquidity and evaluate the effectiveness of its business strategies. Once Procore’s business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

About Procore

Procore is a leading provider of construction management software. Over 1 million projects and more than $1 trillion USD in construction volume have run on Procore's platform. Procore’s platform connects key project stakeholders to solutions Procore has built specifically for the construction industry—for the owner, the general contractor, and the specialty contractor. Procore's App Marketplace has a multitude of partner solutions that integrate seamlessly with Procore’s platform, giving construction professionals the freedom to connect with what works best for them. Headquartered in Carpinteria, California, Procore has offices around the globe. Learn more at Procore.com.

Media Contact

Roohi Saeed

press@procore.com

Investor Contact

Matthew Puljiz

ir@procore.com

Procore Technologies, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share amounts)	2020	2021	2020	2021
Revenue	$101,891	$131,990	$290,781	$368,718
Cost of revenue (1)(2)(3)(5)	18,063	22,693	52,589	68,545
Gross profit	83,828	109,297	238,192	300,173
Operating expenses:
Sales and marketing (1)(2)(3)(4)(5)	47,410	70,356	138,110	224,226
Research and development (1)(2)(3)(4)(5)	34,504	53,447	89,255	176,619
General and administrative (1)(3)(4)(5)	18,320	35,051	47,770	110,805
Total operating expenses	100,234	158,854	275,135	511,650
Loss from operations	(16,406)	(49,557)	(36,943)	(211,477)
Interest expense, net	(573)	(521)	(1,493)	(1,659)
Change in fair value of Series I redeemable convertible preferred stock warrant liability	1,002	—	(9,603)	—
Other income (expense), net	248	(653)	(229)	(880)
Loss before provision for income taxes	(15,729)	(50,731)	(48,268)	(214,016)
Provision for income taxes	224	11	468	177
Net loss	$(15,953)	$(50,742)	$(48,736)	$(214,193)
Less: Recognition of beneficial conversion feature on preferred stock as a deemed dividend	(547)	—	(547)	—
Net loss attributable to common stockholders	$(16,500)	$(50,742)	$(49,283)	$(214,193)
Net loss per share attributable to common stockholders, basic and diluted	$(0.58)	$(0.39)	$(1.80)	$(2.71)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	28,231,857	131,438,987	27,342,923	79,145,139

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(in thousands)
Cost of revenue	$633	$679	$1,168	$6,758
Sales and marketing	3,410	11,178	8,644	57,285
Research and development	2,898	15,064	6,747	69,627
General and administrative	3,074	11,262	5,782	52,259
Total stock-based compensation expense	$10,015	$38,183	$22,341	$185,929

(2)	Includes amortization of acquired intangible assets as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
		(in thousands)
Cost of revenue	$761	$1,086	$2,283	$3,258
Sales and marketing	404	404	1,212	1,349
Research and development	183	907	488	1,770
Total amortization of acquired intangible assets	$1,348	$2,397	$3,983	$6,377

(3)Includes employer payroll tax on employee stock transactions as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(in thousands)
Cost of revenue	$—	$66	$—	$400
Sales and marketing	36	473	112	1,830
Research and development	8	386	43	2,208
General and administrative	58	170	85	885
Total employer payroll tax on employee stock transactions	$102	$1,095	$240	$5,323

(4)Includes acquisition-related expenses as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
		(in thousands)
Sales and marketing	$—	$—	$—	$110
Research and development	—	251	—	442
General and administrative	51	2,472	659	2,914
Total acquisition-related expenses	$51	$2,723	$659	$3,466

(5)Includes restructuring-related charges as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(in thousands)
Cost of revenue	$127	$—	$127	$—
Sales and marketing	1,763	—	1,763	—
Research and development	1,681	—	1,681	—
General and administrative	801	—	801	—
Total restructuring-related charges	$4,372	$—	$4,372	$—

Procore Technologies, Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)	December 31, 2020	September 30, 2021
Assets
Current assets
Cash and cash equivalents	$379,907	$1,072,098
Accounts receivable, net	77,692	74,472
Contract cost asset, current	13,598	15,992
Prepaid expenses and other current assets	16,772	23,882
Total current assets	487,969	1,186,444
Capitalized software development costs, net	18,538	22,543
Property and equipment, net	30,252	32,989
Right of use assets - finance leases	42,108	40,298
Right of use assets - operating leases	49,756	44,307
Contract cost asset, non-current	19,454	23,787
Intangibles, net	33,241	41,189
Goodwill	125,966	137,375
Restricted cash, non-current	3,104	3,104
Other assets	10,379	9,027
Total assets	$820,767	$1,541,063
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities
Accounts payable	$9,012	$8,913
Accrued expenses	28,492	56,063
Deferred revenue, current	213,438	240,085
Other current liabilities	10,768	12,438
Total current liabilities	261,710	317,499
Deferred revenue, non-current	6,373	4,418
Finance lease liabilities, non-current	48,835	47,704
Operating lease liabilities, non-current	46,558	41,898
Other liabilities, non-current	1,919	7,959
Total liabilities	365,395	419,478
Redeemable convertible preferred stock	727,474	—
Stockholders’ (deficit) equity
Common stock	3	13
Additional paid-in capital	124,755	1,733,411
Accumulated other comprehensive income (loss)	187	(599)
Accumulated deficit	(397,047)	(611,240)
Total stockholders’ (deficit) equity	(272,102)	1,121,585
Total liabilities, redeemable convertible preferred stock and stockholders’ (deficit) equity	$820,767	$1,541,063

Remaining performance obligation:

The remaining performance obligation was $497.3 million as of September 30, 2021, approximately 72% of which is expected to be recognized as revenue within 12 months. The remaining performance obligation was $387.9 million as of September 30, 2020, approximately 72% of which was expected to be recognized as revenue within 12 months.

Procore Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2021	2020	2021
Operating activities
Net loss	$(15,953)	$(50,742)	$(48,736)	$(214,193)
Adjustments to reconcile net loss to net cash provided by operating activities
Stock-based compensation	10,015	38,183	22,341	185,929
Depreciation and amortization	6,501	8,149	18,898	23,269
Change in fair value of Series I redeemable convertible preferred stock warrant liability	(1,002)	—	9,603	—
Abandonment of long-lived assets	1,885	—	2,851	554
Noncash lease expense	1,657	1,865	4,807	5,600
Unrealized foreign currency loss (gain), net	32	184	(338)	875
Deferred income taxes	(28)	192	(28)	93
Changes in operating assets and liabilities, net of effect of business combinations
Accounts receivable	(3,121)	(7,730)	3,363	3,383
Deferred contract cost assets	(204)	(2,011)	592	(7,073)
Prepaid expenses and other assets	(1,430)	(2,032)	(1,553)	(7,755)
Accounts payable	(2,363)	2,780	(2,451)	(128)
Accrued expenses and other liabilities	12,599	14,149	1,101	28,684
Deferred revenue	4,113	13,876	3,337	24,721
Operating lease liabilities	(1,669)	(1,725)	(3,715)	(3,654)
Net cash flow provided by operating activities	11,032	15,138	10,072	40,305
Investing activities
Purchases of property and equipment	(1,407)	(4,211)	(6,718)	(8,405)
Capitalized software development costs	(2,473)	(4,459)	(9,403)	(10,175)
Strategic investments	—	—	—	(3,450)
Acquisition of businesses, net of cash acquired	—	(8)	(3,325)	(19,990)
Net cash flow used in investing activities	(3,880)	(8,678)	(19,446)	(42,020)
Financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	9,989	—	167,931	—
Proceeds from issuance of Series I redeemable convertible preferred stock warrant	—	—	11,923	—
Proceeds from initial public offering, net of underwriting commissions and discounts	—	—	—	665,129
Proceeds from stock option exercises	5,601	6,187	15,660	35,313
Payment of debt issuance costs	(13)	—	(93)	—
Payments of deferred offering costs	(64)	(319)	(2,280)	(3,846)
Payment of deferred business acquisition consideration	—	—	—	(475)
Principal payments under finance lease agreements, net of proceeds from lease incentives	(392)	(433)	(1,050)	(1,175)
Net cash flow provided by financing activities	15,121	5,435	192,091	694,946
Net increase in cash, cash equivalents and restricted cash	22,273	11,895	182,717	693,231
Effect of exchange rate changes on cash	51	(309)	387	(1,040)
Cash, cash equivalents and restricted cash, beginning of period	282,608	1,063,858	121,828	383,253
Cash, cash equivalents and restricted cash, end of period	$304,932	$1,075,444	$304,932	$1,075,444

Procore Technologies, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

Reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$101,891	$131,990	$290,781	$368,718
Gross profit	83,828	109,297	238,192	300,173
Stock-based compensation expense	633	679	1,168	6,758
Amortization of acquired technology intangible assets	761	1,086	2,283	3,258
Employer payroll tax on employee stock transactions	—	66	—	400
Restructuring-related charges	127	—	127	—
Non-GAAP gross profit	$85,349	$111,128	$241,770	$310,589
Gross margin	82%	83%	82%	81%
Non-GAAP gross margin	84%	84%	83%	84%

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$101,891	$131,990	$290,781	$368,718
GAAP sales and marketing	47,410	70,356	138,110	224,226
Stock-based compensation expense	(3,410)	(11,178)	(8,644)	(57,285)
Amortization of acquired intangible assets	(404)	(404)	(1,212)	(1,349)
Employer payroll tax on employee stock transactions	(36)	(473)	(112)	(1,830)
Acquisition-related expenses	—	—	—	(110)
Restructuring-related charges	(1,763)	—	(1,763)	—
Non-GAAP sales and marketing	$41,797	$58,301	$126,379	$163,652
GAAP sales and marketing as a percentage of revenue	47%	53%	47%	61%
Non-GAAP sales and marketing as a percentage of revenue	41%	44%	43%	44%

GAAP research and development	34,504	53,447	89,255	176,619
Stock-based compensation expense	(2,898)	(15,064)	(6,747)	(69,627)
Amortization of acquired intangible assets	(183)	(907)	(488)	(1,770)
Employer payroll tax on employee stock transactions	(8)	(386)	(43)	(2,208)
Acquisition-related expenses	—	(251)	—	(442)
Restructuring-related charges	(1,681)	—	(1,681)	—
Non-GAAP research and development	$29,734	$36,839	$80,296	$102,572
GAAP research and development as a percentage of revenue	34%	40%	31%	48%
Non-GAAP research and development as a percentage of revenue	29%	28%	28%	28%

GAAP general and administrative	18,320	35,051	47,770	110,805
Stock-based compensation expense	(3,074)	(11,262)	(5,782)	(52,259)
Employer payroll tax on employee stock transactions	(58)	(170)	(85)	(885)
Acquisition-related expenses	(51)	(2,472)	(659)	(2,914)
Restructuring-related charges	(801)	—	(801)	—
Non-GAAP general and administrative	$14,336	$21,147	$40,443	$54,747
GAAP general and administrative as a percentage of revenue	18%	27%	16%	30%
Non-GAAP general and administrative as a percentage of revenue	14%	16%	14%	15%

Reconciliation of loss from operations and operating margin to non-GAAP loss from operations and non-GAAP operating margin:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$101,891	$131,990	$290,781	$368,718
Loss from operations	(16,406)	(49,557)	(36,943)	(211,477)
Stock-based compensation expense	10,015	38,183	22,341	185,929
Amortization of acquired intangible assets	1,348	2,397	3,983	6,377
Employer payroll tax on employee stock transactions	102	1,095	240	5,323
Acquisition-related expenses	51	2,723	659	3,466
Restructuring-related charges	4,372	—	4,372	—
Non-GAAP loss from operations	$(518)	$(5,159)	$(5,348)	$(10,382)
Operating margin	(16%)	(38%)	(13%)	(57%)
Non-GAAP operating margin	(1%)	(4%)	(2%)	(3%)

Reconciliation of net loss and net loss per share to non-GAAP net loss and non-GAAP net loss per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$101,891	$131,990	$290,781	$368,718
Net loss	(15,953)	(50,742)	(48,736)	(214,193)
Stock-based compensation expense	10,015	38,183	22,341	185,929
Amortization of acquired intangible assets	1,348	2,397	3,983	6,377
Employer payroll tax on employee stock transactions	102	1,095	240	5,323
Acquisition-related expenses	51	2,723	659	3,466
Restructuring-related charges	4,372	—	4,372	—
Non-GAAP net loss	$(65)	$(6,344)	$(17,141)	$(13,098)

Numerator:
Non-GAAP net loss	$(65)	$(6,344)	$(17,141)	$(13,098)
Less: Recognition of beneficial conversion feature on preferred stock as a deemed dividend	(547)	—	(547)	—
Non-GAAP net loss attributable to common stockholders	$(612)	$(6,344)	$(17,688)	$(13,098)

Denominator:
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	28,231,857	131,438,987	27,342,923	79,145,139

GAAP net loss per share, basic and diluted	$(0.58)	$(0.39)	$(1.80)	$(2.71)
Non-GAAP net loss per share, basic and diluted	$(0.02)	$(0.05)	$(0.65)	$(0.17)

Computation of free cash flow:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
	(dollars in thousands)
Net cash provided by operating activities	$11,032	$15,138	$10,072	$40,305
Purchases of property and equipment	(1,407)	(4,211)	(6,718)	(8,405)
Capitalized software development costs	(2,473)	(4,459)	(9,403)	(10,175)
Non-GAAP free cash flow	$7,152	$6,468	$(6,049)	$21,725